Change in Accounting Estimate	6 Months Ended
Jun. 30, 2012
Change in Accounting Estimate [Abstract]
Change in Accounting Estimate
14.	Change in Accounting Estimate

Effective January 1, 2012, the Partnership reduced the estimated useful life of six of its older shuttle tankers from 25 years to 20 years. As a result of the change in useful life, the Partnership increased its estimate of the residual value of these vessels to reflect the more recent average scrap prices. As a result, depreciation and amortization expense has increased by $3.7 million and $7.1 million, respectively, and net income attributable to partners has decreased by $2.7 million, or $0.04 per unit, and $5.3 million, or $0.07 per unit, respectively, for the three and six months ended June 30, 2012.